                                                                   EXHIBIT 10.40

                               CLOSING MEMORANDUM

            This Closing  Memorandum (this "MEMO  AGREEMENT") is entered into as of  January  12,  2004 by and among  Catskill  Development,  L.L.C.,  a New York limited  liability  company  ("CATSKILL"),  Alpha  Monticello,  Inc., a Delaware corporation  ("ALPHA"),  Americas Tower Partners, a New York general partnership
("ATP"),  Monticello Realty L.L.C., a Delaware limited liability company ("MR"),
Watertone Holdings, LP, a Delaware limited partnership ("WATERTONE"); Fox-Hollow
Lane, L.L.C., a New York limited liability company ("FOX"), Shamrock Strategies,
Inc., a Delaware  corporation  ("SHAMROCK"),  Clifford A. Ehrlich ("CE"),  BY-B,
LLC, a New York limited  liability  company  ("BKB"),  Robert A. Berman  ("RB"),
Philip B. Berman ("PB"),  Scott A. Kaniewski  ("SK"),  Kaniewski  Family Limited
Partnership ("KFLP"), KFP Trust ("KFP"), New York Gaming, LLC, a Georgia limited liability  company  ("NYG") and Empire  Resorts,  Inc.,  a Delaware  corporation
("EMPIRE").  Each of the  signatories  hereto  is  individually  a  "PARTY"  and collectively the "PARTIES".  Capitalized terms not otherwise defined herein will have  the  meanings  assigned  to  such  terms  in the  Securities  Contribution
Agreement (as such term is defined below).

                                    RECITALS

A.          The  Parties   entered  into  that  certain   Amended  and  Restated
            Securities Contribution Agreement, dated as of December 12, 2003, by and between the Parties (the "SECURITIES  CONTRIBUTION  AGREEMENT"),
            pursuant  to  which:   (i)  the  Transferors  are  contributing  the
            Interests to Empire;  and (ii) Empire is issuing  Exchange Shares to the Transferors in exchange for the Interests.

B.          Contemporaneously  with  the  execution  and  delivery  hereof,  the
            Transaction is being consummated.

C.          The Parties  desire to set forth their  understanding  in connection therewith  and have a memorandum  of the actions and  agreements  on account thereof.

                                    AGREEMENT

            In consideration  of the foregoing  recitals and the mutual promises and covenants contained herein, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

                                    ARTICLE I
                    CLOSING ACTIONS AND DELIVERY OF DOCUMENTS

The following  steps and actions of the Parties were taken at the closing of the
Transaction,  which took place on January  12,  2004 at the  offices of Latham &
Watkins LLP, 885 Third Avenue, New York, New York, 10022:

            1)   delivery of an Opinion from Olshan Grundman Frome  Rosenzweig &
                 Wolosky LLP that neither Empire nor the Transferors  (including any direct or indirect  owner of any of the  Transferors)  will recognize any income,  gain or loss for U.S. federal income tax purposes as a direct result of the Transaction and that Maurice

                 Dabbah  will not  recognize  any gain or loss for U.S.  federal income tax purposes upon any subsequent  resale of the Exchange
                 Shares,  assuming no change in the law and that Empire is not a
                 U.S. Real Property Holding Company at the time of such resale;

            2)   the bylaws of Empire  shall be  amended,  substantially  in the form of Exhibit C to the Securities Contribution Agreement;

            3)   the  certificate of  incorporation  of Empire shall be amended, substantially  in the  form  of  Exhibit  D to  the  Securities
                 Contribution Agreement;

            4)   delivery  of a Letter  Agreement  regarding  the Cayuga  Letter
                 Agreement  providing  for  Empire's  assumption  of  Catskill's obligations under such letter agreement;

            5)   termination of the Service Compensation Agreements;.

            6)   the Notice Letter,  dated as of January 12, 2004, from Catskill to the Cayuga Nation and the Cayuga Catskill  Gaming  Authority
                 regarding  the  assignment  of  agreements,   shall  have  been
                 acknowledged  by the  Cayuga  Nation  and the  Cayuga  Catskill
                 Gaming Authority;

            7)   Empire  shall have  received  certificates  with respect to the
                 representations   and   warranties   made  in  the   Securities
                 Contribution Agreement, dated the Closing Date, and executed by an  executive  officer  of  Catskill  and  each of the  Current
                 Catskill   Members   (other   than  CE,  who  shall  sign  such
                 certificate individually);

            8)   Empire shall have  received a  certificate  with respect to the representations  and warranties  made by the MRD Members in the
                 Securities Contribution Agreement, dated the Closing Date,. and executed by each of the MRD Members;

            9)   Each of the Affiliates  shall have  executed.  and delivered to
                 Empire an Affiliate Agreement;

            10)  Empire   shall  have   received  an  opinion  from  Kane  Reece
                 Associates,  Inc. to the effect that the Transaction is fair to
                 Empire and its stockholders  from a financial point of view and the Special Committee shall have approved the Transaction;

            11)  the Lease shall have been amended, substantially in the form of
                 Exhibit E to the Securities Contribution Agreement;

            12)  the Shared Facilities Agreement shall have been amended whereby
                 MRM shall become a co-party to the Shared Facilities Agreement;

            13)  Empire  shall have  received  an opinion  from each of Latham &
                 Watkins LLP, Patterson,  Belknap, Webb & Tyler LLP and Stites &
                 Harbison,  PLLC, substantially in the form of Exhibits F-A, F-B
                 and  F-C,   respectively,   to  the   Securities   Contribution
                 Agreement;

            14)  Catskill and the Transferors  shall have received a certificate with  respect to the  representations  and  warranties  made by
                 Empire  in the  Securities  Contribution  Agreement,  dated the
                 Closing Date, and executed by an executive officer of Empire;

            15)  Catskill  and the  Transferors  shall have  received an opinion from  Olshan  Grundman  Frome  Rosenzweig  &  Wolosky  LLP, counsel  to Empire,  substantially  in the form of Exhibit G to the Securities Contribution Agreement;

            16)  Catskill and the Transferors  shall have received a certificate
                 from  Empire's  transfer  agent  verifying,   in  all  material
                 respects,  the  accuracy of the  outstanding  shares of capital stock  of  Empire  as  set  forth  in  Section  5.8(a)  of  the
                 Securities Contribution Agreement,  subject to modifications as may  be  contemplated  by  Section  6.3(b)  of  the  Securities
                 Contribution Agreement;

            17)  the Transferors shall have received the Exchange Shares;

            18)  delivery of an assignment and assumption agreement, in form and substance  reasonably  satisfactory to it, as to the assumption by Empire of the Liabilities;

            19)  the Employment  Agreements  shall have been amended as provided in Section 6.17 of the Securities Contribution Agreement,  with such amendments to be effective as of the Closing Date; and

            20)  Empire shall have  executed a guarantee  of lease  guaranteeing
                 MRM's obligations under the Lease, substantially in the form of
                 Exhibit H to the Securities Contribution Agreement.

                                   ARTICLE II
                 POST-CLOSING ACTIONS AND DELIVERY OF DOCUMENTS

            As of the Closing Date,  certain  conditions to the Closing have not been satisfied and certain documents that were to be executed in connection with the  Closing  have not been  executed.  The  parties  have  agreed  to close the
Transaction  notwithstanding  the failure to satisfy  such  requirements  on the condition that the delinquent  party agrees to satisfy the obligations set forth on Exhibit A attached  hereto within ten (30)  calendar days  following the date hereof. Each of the parties hereby agrees that it shall satisfy the requirements set forth on Exhibit A attached  hereto  within such thirty  (30)  calendar  day period.

                                   ARTICLE III
                              POST-CLOSING PAYMENTS

            Empire agrees to, and shall, pay all of the. fees, including,  legal fees, costs and expenses,  incurred by Catskill,  the Remaining Catskill Members and the Transferred Companies incident to or in connection with the negotiation, preparation,  execution, delivery and performance of the Securities Contribution
Agreement and the Catskill Related  Agreements,  including  without  limitation, legal fees,  and  expenses,  and  payments  made in  connection  with  obtaining consents,  waivers,  agreements and permits,  any stock transfer,  real property transfer, documentary transfer or other similar taxes and sales, use or other  taxes  imposed,by  reason of or on account  of, or  arising  out of or in connection  with the  sale of the  Interests  and any  deficiency,  interest  or penalty  asserted  with respect  thereto.  The legal fees and expenses  shall be payable  on  the  date  of  closing  of the  private  placement  transaction  as contemplated  in that  certain  engagement  letter by and  between  Jefferies  &
Company,  Inc. and Empire,  dated as of October 30, 2003,  but in no event later than February 29, 2004.

                                   ARTICLE IV
                                  MISCELLANEOUS

1.   FURTHER  ASSURANCES.  Each Party will take such other  actions as any other
     Party may  reasonably  request or as may be  necessary  or  appropriate  to
     consummate  or  implement  the  transactions   contemplated  by  this  Memo
     Agreement or to evidence such events or matters.

2.   GOVERNING  LAWS.  This Memo Agreement and the legal  relations  between the
     Parties will be governed by and  construed in  accordance  with the laws of the State of New York  applicable  to contracts  made and performed in such
     State and  without  regard to  conflicts  of law  doctrines,  except to the extent that state law as to certain matters is preempted by federal law.

3.   AMENDMENTS;  WAIVERS.  Except  as  expressly  provided  herein,  this  Memo
     Agreement  may be amended only by  agreement in writing of all Parties.  No waiver of any  provision  nor consent to any exception to the terms of this
     Memo  Agreement  or any  agreement  contemplated  hereby will be  effective unless in writing and signed by all  Parties and then only to the  specific purpose,  extent and  instance so  provided.  No failure on the part of any
     Party to exercise or delay in exercising any right hereunder will be deemed a waiver  thereof,  nor will any single or partial  exercise  preclude  any further or other exercise of such or any other right.

4.   NO  ASSIGNMENT.  Neither this Memo  Agreement nor any rights or obligations under it are  assignable by one Party without the prior written  consent of the other Parties. Any such assignment without the prior written consent of the other Parties will be void ab initio.

5.   NOTICES.  All  notices,  demands  and other  communications  to be given or delivered  under or by reason of the provisions of this Memo Agreement will be in writing and will be deemed to have been given:  (i) immediately  when personally  delivered;  (ii) when  received  by first  class  mail,  return receipt requested; (iii) one day after being sent for overnight delivery by
     Federal Express or other overnight  delivery service;  or (iv) when receipt is acknowledged,  either electronically or otherwise, if sent by facsimile, telecopy or other  electronic  transmission  device.  Notices,  demands and communications to the Parties will, unless, another address is specified by the Parties hereafter in writing, be sent to the address indicated below:

            If to Catskill, addressed to:

            Catskill Development, L.L.C.
            c/o Monticello Raceway
            Route 17B
            Monticello, New York 12701
            Attention: Morad Tahbaz, President
            Fax: (845) 791-1402

            With a copy to (which will not constitute notice):

            Latham & Watkins LLP
            885 Third Avenue, Suite 1000
            New York, New York 10022
            Attention: James I. Hisiger, Esq.
            Fax: (212) 751-4864

            If to ATP or MR, addressed to:

            c/o Americas Tower Partners
            77 East 77th Street
            New York, New York 10021
            Attention: Ralph Bernstein, Managing Director
            Fax: (212) 593-0469

            With a copy. to (which will not constitute notice):

            Latham & Watkins LLP
            885 Third Avenue, Suite 1000
            New York, New York 10022
            Attention: James I. Hisiger, Esq.
            Fax: (212) 751-4864

            and,  with  respect  to MR, a copy to  (which  will  not  constitute notice):

            Patterson, Belknap, Webb & Tyler LLP
            1133 Avenue of the Americas
            New York, NY 10036
            Attention: Maureen W. McCarthy, Esq.
            Facsimile:: (212) 336-2222

            If to Empire or Alpha, addressed to:

            Empire Resorts, Inc.
            707 Skokie Boulevard, Suite 600
            Northbrook, Illinois 60062
            Attention: Scott A. Kaniewski
            Fax: (847) 418-3805

            With a copy to (which will not constitute notice):

            Olshan Grundman Frome Rosenzweig & Wolosky LLP Park Avenue Tower
            65 East 55th Street
            New York, New York 10022
            Attention: Robert H. Friedman, Esq.
            Fax: (212) 451-2222

            If to SK, KFLP, KFP, NYG, Watertone or BKB, addressed to:

            c/o Scott A. Kaniewski
            2412 Central Park Avenue
            Evanston, Illinois.60201
            Fax: (847) 328-4032

            If to CE, addressed to:

            Clifford A. Ehrlich
            c/o Monticello Raceway
            Route 17B
            Monticello, New York 12701
            Fax:. (845) 791-1402

            If to Fox, addressed to:

            Fox-Hollow Lane, LLC
            c/o Charles Degliomini
            12 Fox Hollow Lane
            Old Westbury, New York 11568
            Fax: (509) 461-7755

            If to Shamrock, addressed to:

            Shamrock Strategies, Inc.
            c/o Christopher Cushing, President
            1401 New York Avenue, NW
            Suite 810
            Washington, DC 20005
            Fax: (202) 789-4242

            If to RB, addressed to:

            735 Starlight Road
            Monticello, New York 12701
            Fax: (845) 791-1547

            If to PB, addressed to:

            c/o Monticello Raceway
            Route 17B
            Monticello, New. York 12701
            Attention: Philip B. Berman
            Fax: (845) 791-1402

6.   HEADINGS.   The  descriptive   headings  of  the  Articles,   Sections  and
     subsections  of this Memo  Agreement  are for  convenience  only and do not constitute a part of this Memo Agreement.

7.   COUNTERPARTS.  This Memo  Agreement and any  amendment  hereto or any other agreement  delivered  pursuant  hereto  may be  executed  in  one  or  more counterparts  and  by  different  Parties  in  separate  counterparts.  All counterparts  will  constitute  one and the same  agreement and will become effective when one or more  counterparts have been signed by each Party and delivered to the other Parties.

8.   SUCCESSORS AND ASSIGNS; NO THIRD PARTY BENEFICIARIES.   This Memo Agreement
     is  binding  upon and will  inure to the  benefit  of each  Party and their respective  successors  or  assigns,  and  nothing in this Memo  Agreement, express or implied,  is intended to confer upon any other Person any rights or  remedies  of any  nature  whatsoever  under or by  reason  of this Memo
     Agreement.

9.   INTERPRETATION.  Each Party  acknowledges  that it has been  represented by counsel in connection  with this Memo Agreement.  Accordingly,  any rule of law or any legal decision that would require  interpretation of any claimed ambiguities in this Memo Agreement against the Party that drafted it has no application and is expressly waived.  The provisions of this Memo Agreement will be  interpreted  in a  reasonable  manner to effect  the intent of the
     Parties.

10.  GENERAL RULES OF CONSTRUCTION. For all purposes of this Memo Agreement: (i)
     the terms defined in this Memo Agreement  include the plural as well as the singular;  (ii)  all  references  in  this  Memo  Agreement  to  designated
     "Articles,"  "Sections"  and  other  subdivisions  are to  the  designated
     Articles,  Sections  and  other  subdivisions  of the  body  of  this  Memo
     Agreement;   (iii)  pronouns  of  either  -gender  or  neuter  include,  as appropriate, the other pronoun forms; (iv) the words "herein," "hereof" and
     "hereunder"  and other words of similar import refer to this Memo Agreement as a whole and not to any particular Article, Section or other subdivision;
     (v) "or" is not exclusive;  (vi)  "including" and "includes" will be deemed to be  followed  by "but  not  limited  to" and  "but is not  limited  to,"
     respectively;  (vii) any definition of or reference to any law,  agreement, instrument or other document  herein will be construed as referring to such law, agreement,  instrument or other document as from time to time amended, supplemented  or  otherwise  modified;  and  (viii)  any  definition  of or reference to any statute  will be construed as referring  also to any rules and regulations promulgated thereunder.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF,  each of the Parties hereto has caused this Memo
Agreement to be executed by its duly authorized  officers as of the day and year first above written.

                                      CATSKILL DEVELOPMENT, L.L.C.

                                      By:  /s/ Morad Tahbaz
                                           --------------------
                                           Name: Morad Tahbaz
                                           Title: President

                                      ALPHA MONTICELLO, INC.

                                      By:  /s/ Thomas W. Aro
                                           ---------------------
                                           Name:  Thomas W. Aro
                                           Title: President

                                      AMERICAS TOWER PARTNERS

                                      By:  /s/ Joseph E. Bernstein
                                           ---------------------------
                                           Name: Joseph E. Bernstein
                                           Title: Managing Director

                                      MONTICELLO REALTY L.L.C.

                                      By:  By: MANHATTAN DEVELOPMENT
                                           CORPORATION, its Manager

                                      By:  /s/ Maurice Dabbah
                                           -------------------------
                                           Name: Maurice Dabbah
                                           Title: President

                                      WATERTONE HOLDINGS, LP

                                      By:  By: BKB, LLC, its general partner

                                      By:  /s/ Scott A. Kaniewski
                                           ----------------------
                                           Name: Scott A. Kaniewski
                                           Title: Member

                                      FOX-HOLLOW LANE, L.L.C.

                                      By:  /s/ Charles Degliomini
                                           ----------------------
                                           Name: Charles Degliomini
                                           Title: Managing Member

                                      SHAMROCK STRATEGIES, INC.

                                      By:  /s/ Christopher T. Cushing
                                           --------------------------
                                           Name: Christopher T. Cushing
                                           Title: Authorized Representative

                                      /s/ Clifford A. Ehrlich
                                      -----------------------------
                                           Clifford A. Ehrlich

                                      /s/ Robert A. Berman
                                      -----------------------------
                                      Robert A. Berman

                                      /s/ Philip B. Berman
                                      -----------------------------
                                      Philip B. Berman

                                      /s/ Scott A. Kaniewski
                                      ----------------------------
                                      Scott A. Kaniewski

                                      KANIEWSKI FAMILY LIMITED PARTNERSHIP

                                      By: /s/ Scott A. Kaniewski
                                          --------------------------
                                         Name:  Scott A. Kaniewski
                                         Title: General Partner

                                      KFP TRUST

                                      By: /s/ Stacey Kaniewski
                                          ------------------------
                                          Name: Stacey Kaniewski
                                          Title: Trustee

                                      NEW YORK GAMING, LLC

                                      By: /s/ Scott A. Kaniewski
                                          --------------------------
                                          Name:  Scott A. Kaniewski
                                          Title: Manager

                                      EMPIRE RESORTS, INC.

                                      By: /s/ Thomas W. Aro
                                          --------------------------
                                          Name:  Thomas W. Aro
                                          Title:

                                      BKB, LLC

                                      By: /s/ Scott A. Kaniewski
                                          --------------------------
                                          Name:  Scott A. Kaniewski
                                          Title: Member

                                    EXHIBIT A

                      POST-CLOSING ACTIONS AND DELIVERABLES

1.   The  Transferors   shall  have  delivered  to  Empire  executed   Affiliate
     Agreements from ATP and NYL.

2.   Patterson  shall have  delivered  to Empire the executed  legal  opinion of
     Patterson.

3.   Empire shall have  delivered an execution  copy of the  Certificate  of the
     Transfer Agent regarding Empire's Capitalization.

4.   Empire shall have delivered to the Transferors the execution  copies of and signature of the Berkshire Bank to the Berkshire Bank Waivers.

5.   The Executed Mortgage  Modification and Spreader  Agreement shall have been delivered.

6.   The 255  Affidavit  pursuant  to the  Mortgage  Modification  and  Spreader
     Agreement shall have been delivered.

7.   BKB, LLC shall have delivered the executed  written  consent of the members of BKB, LLC.

8.   Scott  A.  Kaniewski  shall  have  delivered  the  signatures  of  Scott A.
     Kaniewski and.  Kaniewski  Family Limited  Partnership to the Assignment by
     Scott A. Kaniewski of some of his interest in BKB, LLCC to KFP Trust.

9.   Scott  A.  Kaniewski  shall  have  delivered  the  signatures  of  Scott A.
     Kaniewski and Kaniewski  Family Limited  Partnership to the Assignment,  by
     Scott A. Kaniewski of some of his interest in BKB, LLC to Kaniewski  Family
     Limited Partnership.

10.  Scott A. Kaniewski shall have delivered the signature of Scott A. Kaniewski to the Assignment by Scott A. Kaniewski of some of his interest in BKB, LLC to Robert A. Berman.

11.  Scott A. Kaniewski shall have delivered the signature of Scott A. Kaniewski to the  Assignment  by Philip Berman of some of his interest in BKB, LLC to
     Robert A. Berman.

12.  BKB,  LLC shall have  delivered  the BKB  signature to the  Assignment  and
     Assumption Agreement between BKB, LLC and Americas Tower Partners regarding the transfer of 25% interest in  Monticello  Raceway  Development  Company,
     LLC.

13.  MR and Watertone,  respectively  shall have delivered the execution copy of and  notarized  signature  of  Monticello  Realty  L.L.C.  to the  Note and
     Mortgage  Modification  Agreement  regarding the  assignment of interest by

     Watertone  Holdings,  LP to  Scott  A.  Kaniewski,  Robert  A.  Berman  and
     Kaniewski Family Limited Partnership.

14.  ATP,  Watertone and MR shall have  delivered the execution copy of Catskill
     Members' Agreement.

15.  Executed Mortgage Assumption  Agreement of Scott A. Kaniewski,  pursuant to the Mortgage Note and Modification Agreement.

16.  Executed Mortgage Assumption Agreement of Robert A. Berman, pursuant to the
     Mortgage Note and Modification Agreement.

17.  Executed  Mortgage   Assumption   Agreement  of  Kaniewski  Family  Limited
     Partnership, pursuant to the Mortgage Note and Modification Agreement.